UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2007 (August 14, 2007)

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 14, 2007, MDU Energy Capital, LLC (MDU Energy Capital) entered into a $125 million master shelf agreement (dated as of August 9, 2007), and borrowed $50 million under the agreement.  The indebtedness consists of $25 million of senior notes due October 22, 2012 and $25 million of senior notes due May 15, 2013.  MDU Energy Capital used the proceeds from the borrowing to pay a dividend to MDU Resources Group, Inc. (Company).  The Company, in turn, used this dividend to partially repay outstanding term loan indebtedness that it incurred to fund the acquisition of Cascade Natural Gas Corporation (Cascade) on July 2, 2007.

The master shelf agreement contains customary covenants and provisions, including covenants of MDU Energy Capital not to permit (i) the ratio of its total debt (on a consolidated basis) to adjusted total capitalization to be greater than 70 percent, or (ii) the ratio of subsidiary debt to subsidiary capitalization to be greater than 65 percent. The agreement also includes a covenant requiring the ratio of MDU Energy Capital earnings before interest and taxes to interest expense (on a consolidated basis), for the twelve month period ended each fiscal quarter (commencing with the fiscal quarter ended September 30, 2007), to be greater than 1.5 to 1.  In addition, payment obligations under the master shelf agreement may be accelerated upon the occurrence of an event of default (as described in the agreement).  MDU Energy Capital may incur additional indebtedness under the master shelf agreement, up to a total of $125 million, until the earlier of August 14, 2010 or such time as the agreement is terminated by either of the parties thereto.

A copy of the master shelf agreement is attached as Exhibit 4 to this Current Report on Form 8-K.  The description of the material terms of the master shelf agreement is qualified in its entirety by reference to such exhibit.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference in this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

4	MDU Energy Capital, LLC Master Shelf Agreement, dated as of August 9, 2007, among MDU Energy Capital, LLC and the Prudential Insurance Company of America

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date August 16, 2007	By /s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number 4	Description of Exhibit MDU Energy Capital, LLC Master Shelf Agreement, dated as of August 9, 2007, among MDU Energy Capital, LLC and the Prudential Insurance Company of America